SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 3, 2004

                             NITTANY FINANCIAL CORP.
          ------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       Pennsylvania                    0-32623               23-2925762
-----------------------------       --------------         --------------
(State or other jurisdiction        (SEC File No.)         (IRS Employer
     of incorporation)                                     Identification
                                                               Number)

116 East College Avenue, State College, Pennsylvania            16801
----------------------------------------------------            -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (814) 234-7320
                                                    --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          |_|  Written communications  pursuant to Rule 425 under the Securities
               Act
          |_|  Soliciting  material  pursuant to Rule 14a-12  under the Exchange
               Act
          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
          |_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                        Section 2 - Financial Information

Item 2.02.  Results of Operation and Financial Condition.

         On November 3, 2004, the Registrant issued a press release to report earnings for the quarter ended September 30, 2004. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                 Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

         (c)Exhibits:

                Exhibit 99 - Press Release dated November 3, 2004
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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            NITTANY FINANCIAL CORP.



Date: November 4, 2004                      By:  /s/Gary M. Bradley
                                                 -------------------------------
                                                 Gary M. Bradley
                                                 Chief Accounting Officer
                                                 (Duly Authorized Officer)